                   AMENDMENT TO LOAN AND SECURITY AGREEMENT
                   ----------------------------------------
                         DATED FEBRUARY 10, 2000 AMONG
                         -----------------------------
     DYNAMICS RESEARCH CORPORATION, DRC ENCODER, INC., DRC METRIGRAPHICS,
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                INC., DRC SOFTWARE, INC., AND DRC TELECOM, INC.
                -----------------------------------------------
                                      AND
                                      ---
        BROWN BROTHERS HARRIMAN & CO., AS ADMINISTRATIVE AGENT AND AS A
        ---------------------------------------------------------------
       LENDER, AND FAMILY BANK, FSB, AS COLLATERAL AGENT AND AS A LENDER
       -----------------------------------------------------------------

     This Amendment to Loan and Security Agreement (hereinafter, the "Amendment") is made as of the 31st day of March, 2000 by and between Dynamics Research Corporation, DRC Encoder, Inc., DRC Metrigraphics, Inc., DRC Software, Inc., and DRC Telecom, Inc., Massachusetts corporations with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and Brown Brothers Harriman & Co., as administrative agent and as a lender, and Family Bank, FSB, as collateral agent and as a lender (hereinafter, individually and collectively, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrowers executed and delivered to the Lenders a certain Loan and Security Agreement dated February 10, 2000, (hereinbefore and hereinafter, the "Loan Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrowers a Revolving Credit in the original maximum principal amount of $20,000,000.00; and

     WHEREAS, the Borrowers have requested that the Lenders correct the error in
Section 11-9 of the Loan Agreement; and

     WHEREAS, the Lenders have agreed to such correction to reflect the original intent of the parties, BUT ONLY on the terms and conditions contained in this
                       --------
Amendment; and

     WHEREAS, all parties have determined that this Amendment is in their respective best interests.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Borrowers hereby certify to the Lenders that, to the best of the Borrowers' knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as corrected by this Amendment, are true as of the date hereof and that no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

     2. Section 11-9 of the Loan Agreement is hereby amended by deleting the words "less than" used therein and substituting the words "greater than" therefor.

     3. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lenders, then by a duly authorized officer of each Lender.

     4. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

     5. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                        DYNAMICS RESEARCH CORPORATION

                                        BY: /S/ David Keleher
                                            -----------------

                                        TITLE: V.P. of Finance, Chief Financial
                                               Officer


                                        DRC ENCODER, INC.

                                        BY: /S/ David Keleher
                                            -----------------

                                        TITLE: V.P. of Finance, Chief Financial
                                               Officer


                                        DRC METRIGRAPHICS, INC.

                                        BY: /S/ David Keleher
                                            -----------------

                                        TITLE: V.P. of Finance, Chief Financial
                                               Officer

                                        DRC SOFTWARE, INC.

                                        BY: /S/ David Keleher
                                            -----------------

                                        TITLE: V.P. of Finance, Chief Financial
                                               Officer


                                        DRC TELECOM, INC.

                                        BY: /S/ David Keleher
                                            -----------------

                                        TITLE: V.P. of Finance, Chief Financial
                                               Officer


ACKNOWLEDGED AND AGREED:


BROWN BROTHERS HARRIMAN & CO.

By: /s/ Timothy J. Telman
-------------------------

Name:   Timothy J. Telman
-------------------------

Title:  Vice President


FAMILY BANK, FSB

By: /S/ C. Lee Willingham
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Name:   C. Lee Willingham
-------------------------

Title:  Vice President